EXHIBIT 10.9

                                AMENDMENT NO. 13
                                       TO
                              TRANSACTION AGREEMENT

          This Amendment No. 13 ("AMENDMENT") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999 ("AMENDMENT NO. 5"), by Amendment No. 6 dated as of November 18, 1999, by Amendment No. 7 dated as of August 1, 2000, by Amendment No 8 dated as of December 20, 2000, by Amendment No. 9 dated as of March 13, 2001, by Amendment No. 10 dated as of June 21, 2001, by a separate and distinct Amendment No. 10 dated as of November 9, 2001 ("AMENDMENT NO. 10"), by Amendment No. 11 dated as of December 19, 2002 and by Amendment No. 12 dated as of May 22, 2002 (as so amended, the "ORIGINAL Agreement"), is made as of September 12, 2002, among Choice One Communications Inc. (the "CORPORATION") and the persons listed on the signature pages hereto.

          WHEREAS, the parties desire to amend the Original Agreement to make additional warrants issued to Wachovia Investors, Inc., Morgan Stanley Emerging Markets Inc., CIBC Inc. and MSDWCP IV (as defined in Amendment No.
     5) subject to the tag-along  and  drag-along  rights  described in Sections
     6.05 and 6.06 of the Original Agreement;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. DEFINITIONS. Section 8.01 of the Original Agreement is hereby amended to add a definition of Credit Agreement and to modify the definitions of "Designated Transfer" and "Warrants", all to read as follows:

          "CREDIT AGREEMENT" means the Third Amended and Restated Credit Agreement dated as of the date hereof among the Corporation, as Guarantor, the Subsidiaries party thereto, the lenders party thereto, Wachovia Investors, Inc., as administrative agent and collateral agent, General Electric Capital Corporation, as syndication agent, and Morgan Stanley Senior Funding, Inc., as documentation agent, as amended from time to time.

          "DESIGNATED TRANSFER" means any Transfer of Warrants or Warrant Shares by any Warrant Holder (i) in connection with a Transfer by such Warrant Holder of (x) any loans outstanding under the Bridge Financing Agreement dated as of August 1, 2000 among the Corporation, the Lenders and Morgan Stanley Senior Funding, Inc., as Administrative Agent (as amended from time to time), (y) any loans outstanding under the Credit Agreement, or (z) any notes held by such Warrant Holder and issued in exchange for, or the proceeds of which have been applied to repay, any such loans, or (ii) effected pursuant to a merger, consolidation or sale of all or substantially all of the assets of such Warrant Holder or its direct or indirect parent.

          "WARRANTS" means the warrants of the Corporation dated November 9, 2001 originally issued to First Union Investors, Inc., Morgan Stanley & Co. Incorporated and CIBC Inc. and the warrants of the Corporation dated September 12, 2002 originally issued to Wachovia Investors, Inc., Morgan Stanley Emerging Markets Inc., CIBC Inc. and MSDWCP IV.

          SECTION 2. APPLICATION OF SECTIONS 6.01, 6.05, 6.06 AND 6.03(B) TO WARRANT HOLDERS. Sections 6.01, 6.05 and 6.06 of the Original Agreement shall apply to the Warrant Holders, the Warrants and the Warrant Shares on the terms and conditions, and subject to the exceptions, set forth in Sections 2 and 3 of Amendment No. 10.

         SECTION 3. OTHER DEFINED TERMS. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

         SECTION 4.  EFFECTIVENESS;  EFFECT OF AMENDMENT;  GOVERNING LAW.
     Except as amended hereby, the Original Agreement shall remain unchanged. Except as provided in Amendment No. 10 and herein, and except to the extent that the Original Agreement applies to MSDWCP IV other than as a result of its ownership of Warrants or Warrant Shares, (i) no provision of the Original Agreement shall apply to the Warrant Holders, the Warrants or the Warrant Shares, and (ii) the Warrant Holders shall have no rights or obligations under the Original Agreement. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles. SECTION 5. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

        SECTION 5. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, any of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.



                        CHOICE ONE COMMUNICATIONS INC.


                        By:    /s/ Steve M. Dubnik
                              -------------------------------------------
                              Steve M. Dubnik
                              Chairman and Chief Executive Officer


                        MANAGEMENT MEMBERS

                               /s/ Steve M. Dubnik
                              -------------------------------------------
                              Steve M. Dubnik, as a Management
                              Member and as Chief Executive Officer  of
                              Choice One Communications Inc.

                               /s/ Mae Squier-Dow
                              -------------------------------------------
                              Mae Squier-Dow

                               /s/ Kevin Dickens
                              -------------------------------------------
                              Kevin Dickens

                               /s/ Philip Yawman
                              -------------------------------------------
                              Philip Yawman

                               /s/ Ajay Sabherwal
                              -------------------------------------------
                              Ajay Sabherwal

                        INVESTOR MEMBERS

                        MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                        By    MSCP III, LLC, its general partner
                        By    Morgan Stanley Capital Partners III, Inc., its
                                 Member

                        By    /s/ John B. Ehrenkranz
                              -----------------------------------------------

                        Its   MANAGING DIRECTOR


                        MSCP III 892 INVESTORS, L.P.

                        By    MSCP III, LLC, its general partner
                        By    Morgan Stanley Capital Partners III, Inc., its
                                 Member

                        By     /s/ John B. Ehrenkranz
                              -----------------------------------------------

                        Its   MANAGING DIRECTOR


                        MORGAN STANLEY CAPITAL INVESTORS, L.P.

                        By    MSCP III, LLC, its general partner
                        By    Morgan Stanley Capital Partners III, Inc., its
                                 Member

                        By     /s/ John B. Ehrenkranz
                              -----------------------------------------------

                        Its   MANAGING DIRECTOR

                        MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.
                        By    MSDW Capital Partners IV, LLC, its
                                 general partner
                        By    MSDW Capital Partners IV, Inc., its Member

                        By     /s/ John B. Ehrenkranz
                              -----------------------------------------------

                        Its   MANAGING DIRECTOR


                        MSDW IV 892 INVESTORS, L.P.
                        By    MSDW Capital Partners IV, LLC, its general
                                 partner
                        By    MSDW Capital Partners IV, Inc., its Member

                        By     /s/ John B. Ehrenkranz
                              -----------------------------------------------
                        Its   MANAGING DIRECTOR


                        MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV,
                              L.P.
                        By    MSDW Capital Partners IV LLC, its
                                 general partner
                        By    MSDW Capital Partners IV, Inc., its Member

                        By     /s/ John B. Ehrenkranz
                              -----------------------------------------------

                        Its   MANAGING DIRECTOR

                        FLEET VENTURE RESOURCES, INC.

                        By: /s/ Robert M. Van Degna
                           --------------------------------
                              Robert M. Van Degna
                              Under Power of Attorney Dated 8/4/00


                        FLEET EQUITY PARTNERS VI, L.P.

                        By:  Silverado IV Corp., its General Partner

                        By: /s/ Robert M. Van Degna
                           ---------------------------------
                              Robert M. Van Degna
                              Chairman & CEO


                        CHISHOLM PARTNERS III, L.P.

                        By: Silverado III, L.P., its General Partner
                        By:  Silverado III Corp., its General Partner

                        By: /s/ Robert M. Van Degna
                           ---------------------------------
                              Robert M. Van Degna
                              Chairman & CEO


                        KENNEDY PLAZA PARTNERS

                        By: /s/ Robert M. Van Degna
                           ---------------------------------
                              Robert M. Van Degna
                              Managing General Partner


                        WALLER-SUTTON MEDIA PARTNERS, L.P.


                        By: Waller Sutton Media, L.L.C. its general
                              partner

                        By: /s/ Bruce M. Hernandez
                           ---------------------------------
                              Bruce Hernandez
                              Chief Executive Officer

                                LENDERS


                                MORGAN STANLEY & CO. INCORPORATED


                                By: /s/ Michael Petrick
                                  -------------------------------
                                Name: Michael Petrick
                                Title: Managing Director


                                MORGAN STANLEY EMERGING MARKETS INC.


                                By: /s/ Michael Petrick
                                  --------------------------------
                                Name: Michael Petrick
                                Title: Managing Director



                                WACHOVIA INVESTORS, INC. (formerly known as
                                   First Union Investors, Inc.)


                                By: /s/ Eric Lloyd
                                  ---------------------------------
                                Name: Eric Lloyd
                                Title: Managing Director


                                CIBC INC.


                                By: /s/ Richard Hassard
                                  ---------------------------------
                                Name: Richard Hassard
                                Title: Managing Director